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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 2002


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                0-21198                              76-0233274
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 367-5892
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

         On April 29, 2002, Zonagen, Inc. issued a press release announcing that it has been informed by the worldwide licensee of Vasomax(R) that the Marketing Authorization Application for Vasomax(R) in the United Kingdom will be withdrawn. This decision was made following a review of the comments received from the Committee on Safety of Medicines regarding the Vasomax(R) submission. Vasomax(R) is Zonagen's oral therapy for the treatment of erectile dysfunction.

         The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated April 29, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ZONAGEN, INC.

Date: April 30, 2002.

                                         By:      /s/ Louis Ploth, Jr.
                                            -----------------------------------
                                            Louis Ploth, Jr.
                                            Vice President, Business Development
                                            and Chief Financial Officer



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                                  EXHIBIT INDEX


          Exhibit
          Number           Description
          -------          -----------

            99.1           Press Release dated April 29, 2002.